JULY 15, 1999

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am very pleased to report that the M.S.B. Fund produced a total return of 5.07% for the six months ended June 30, 1999. This performance helped to raise our one-year annual return to 19.77% and our three-year average annual return to 24.64%. The five- and ten-year average annual returns for the period ending June 30, 1999 were 22.43% and 15.57%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $577,700.36 on June 30, 1999.

Our nation's outstanding economic performance over the last twenty years to a major degree has been the result of record technological innovation and investment combined with sound monetary policy. Inflation, interest rates, and unemployment have remained low. Consumer confidence is the highest it has been in over a generation. Entrepreneurship has flourished, and the greatest new business start-up boom in history continues. Perhaps best of all is that the United States is the most computer literate nation the world has ever seen.

Surging technology investments have resulted in a major jump in productivity. The Commerce Department recently reported that between 1995 and 1998 technology generated one-third of the nation's increase in economic output and from 1990 to 1997 technology workers were twice as productive as other workers. The Commerce Department now forecasts that by 2006 approximately fifty percent of all United States workers will be employed in either "Hi Tech" industries or in heavy "Hi-Tech" user industries.

Alan Greenspan recently commented that "the productivity growth seen in recent years likely represents the benefits of the ongoing diffusion and implementation of a succession of technological advances; likewise, the innovation breakthroughs of today will continue to bear fruit in the future." He and others have concluded that synergies have generated more capital flexibility and higher rates of return on capital employed, and shorter lead-times and less funding are now needed for productive investment than just three years ago. In addition, design times for new product development have shortened, inventory management has become more precise, and many new ways to do business and to create value have developed.

Just look at how the Internet is altering our economic landscape. This interactive invention knows no geographic boundaries and is changing the way Americans work, play, shop and think. The efficiency, cost-savings, and productivity it generates, have only just begun. Industry analysts estimate that Internet retail sales, for example, could reach $17 billion this year and could catapult to between $450 billion and $750 billion within a decade.

The opportunity, threat and potential the Internet poses for the corporate world demand that business and marketing plans be constantly reviewed and updated. Upstarts are already taking market share away from industry titans by offering better service, more convenience, and lower prices. Pricing pressure is so intense that profit margin improvement can only be achieved through increased efficiency.

The two essential ingredients for rising economic prosperity are increased output per hour of work and population growth. Technology and improved worker skill-sets have caused productivity to leap over the last several years. Yet population is only growing by about one-quarter of one percent annually, including immigration. The best way, however, to achieve rising economic prosperity for generations to come and to increase our worker bench strength is to overhaul our decaying public elementary and high school system and produce a knowledgeable workforce with the skill-sets, vitality and enthusiasm to realize the full potential of our expanding technology.

We believe that the M.S.B. Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising cash-flow should be well positioned to capitalize on our country's economic might, technological supremacy and growing share of world gross domestic product.

Sincerely,

/s/ JOSEPH R. FICALORA
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                               MIDYEAR HIGHLIGHTS

Total net assets...................    $70,037,177
Shares outstanding.................      3,101,845
Number of shareholders.............          3,861

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds' Average, which includes, for the six months, one, five and ten years ended June 30, 1999, 922, 843, 323 and 148 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                             AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------------
                               PERIODS ENDING 06/30/99
                       ---------------------------------------
                       6 Months    Year     5 Years   10 Years
                        Ended      Ended     Ended     Ended
                       6/30/99    6/30/99   6/30/99   6/30/99
                       --------   -------   -------   --------
M.S.B. Fund, Inc.....    5.07%     19.77%    22.43%    15.57%
Lipper Growth &
  Income Funds'
  Average............   10.93      14.48     21.93     15.35
Standard & Poor's 500
  Composite Stock
  Price Index........   12.39      22.77     27.87     18.78
Dow Jones Industrial
  Average............   20.46      24.67     27.44     19.34

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual total returns are stated for periods greater than one year.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The Fund's net asset value per share on June 30, 1999 was $22.58 versus $21.49 on December 31, 1998. The Fund's total return for the six-month period ending June 30, 1999 was 5.07%. The Lipper Growth & Income Funds Average's total return for the six-month period ending June 30, 1999 was 10.93%. During the 7 1/2-year period beginning December 31, 1991 and ending June 30, 1999, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided an average annual total return of 18.35% versus 16.22% for the Lipper Growth & Income Funds Average. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

After more than doubling the performance of the Lipper Growth & Income Funds Average in 1998, it is not surprising that the M.S.B. Fund's return has trailed its peer group average in the first half of 1999. The main reason for the performance disparity in 1998 and 1999 is due in large part to the M.S.B. Fund's significant weighting in large capitalization consumer stocks.

Consumer companies earnings are generally less affected by changes in the economic environments in which they operate than are cyclical companies. As the world economies weakened during the latter half of 1998, so did the earnings prospects for cyclical companies. As a result, investors shifted their assets out of cyclical stocks and into consumer stocks, which provided a significant boost to the Fund's performance in 1998. As the U.S. economy continued to strengthen in early 1999 and foreign economies began to show signs of improvement, investors shifted assets back into cyclical stocks.

Our investment philosophy centers on buying companies that have demonstrated the ability to grow their earnings steadily over an extended period of time. Cyclical companies, whose prospects ebb and flow with the ups and downs of the economic cycle, do not exhibit the characteristics that we look for in a long-term investment. Our portfolio includes a large exposure to consumer companies due to their historically stable earnings and cash flow growth. We have also found that over the long term, returns have been more favorable and are less volatile in this area.

We also believe that it is not in our shareholder's best interest to try to time the market's shifts between market sectors, such as the shifts in 1998 and the first half of 1999 between consumer stocks and cyclical stocks. This policy has the additional benefit of reducing portfolio turnover, which tends to reduce the Fund's taxable capital gains distributions. We are content to maintain our investments in those companies that we believe offer favorable long-term earnings prospects with stable financial histories, strong balance sheets, solid management and reasonable prices.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-94.13%:

 SHARES                                            VALUE
---------                                       -----------
                                                 (NOTE 1)
            ADVERTISING-3.34%
   27,000   Interpublic Group of Cos.,
              Inc. ...........................  $ 2,338,875
            BANKS-3.14%
    4,000   M & T Bank Corp. .................    2,200,000
            BEVERAGES-SOFT DRINKS-2.85%
   32,000   Coca-Cola Co. ....................    2,000,000
            CHEMICALS-SPECIALTY-3.17%
   50,000   International Flavors &
              Fragrances, Inc. ...............    2,218,750
            COMPUTER SOFTWARE &
              SERVICES-10.23%
   50,000   Automatic Data Processing,
              Inc. ...........................    2,200,000
   40,000   Electronic Data Systems Corp.  ...    2,262,500
   30,000   Microsoft Corp. # ................    2,705,625
                                                -----------
                                                  7,168,125
            COMPUTER SYSTEMS-2.87%
   20,000   Hewlett-Packard Co.  .............    2,010,000
            DISTRIBUTOR-CONSUMER
              PRODUCTS-2.98%
   70,000   Sysco Corp. ......................    2,086,875
            ELECTRICAL EQUIPMENT-3.14%
   35,000   Emerson Electric Co.  ............    2,200,625
            ELECTRONICS &
              SEMICONDUCTORS-3.65%
   43,000   Intel Corp.  .....................    2,558,500
            ENTERTAINMENT-2.86%
   65,000   Walt Disney Co.  .................    2,002,813
            FINANCIAL SERVICES-10.26%
   20,000   American Express Co.  ............    2,602,500
   34,000   Fannie Mae........................    2,324,750
   39,000   Freddie Mac.......................    2,262,000
                                                -----------
                                                  7,189,250
            FOODS-3.31%
   50,000   Campbell Soup Co.  ...............    2,318,750


 SHARES                                            VALUE
---------                                       -----------
                                                 (NOTE 1)
            HEALTH CARE-DIVERSIFIED-3.29%
   23,500   Johnson & Johnson  ...............  $ 2,303,000
            HEALTH CARE-DRUGS-6.29%
   48,000   Abbott Laboratories...............    2,184,000
   30,000   Merck & Co., Inc.  ...............    2,220,000
                                                -----------
                                                  4,404,000
            HOUSEHOLD PRODUCTS-2.44%
   16,000   Clorox Co.  ......................    1,709,000
            INSURANCE-3.94%
       40   Berkshire Hathaway, Inc. # .......    2,756,000
            OFFICE EQUIPMENT AND
              SUPPLIES-2.75%
   30,000   Pitney Bowes, Inc. ...............    1,927,500
            PERSONAL CARE-2.46%
   42,000   Gillette Co. .....................    1,722,000
            PUBLISHING-NEWSPAPERS-3.06%
   30,000   Gannett Co., Inc. ................    2,141,250
            RESTAURANTS-2.65%
   45,000   McDonald's Corp. .................    1,859,063
            RETAIL-DRUG CHAINS-2.39%
   57,000   Walgreen Co. .....................    1,674,375
            RETAIL-FOOD CHAINS-3.02%
   41,000   Albertsons, Inc. .................    2,114,062
            RETAIL-GENERAL
              MERCHANDISE-3.10%
   45,000   Wal-Mart Stores, Inc. ............    2,171,250
            RETAIL-SPECIALTY STORES-3.78%
   52,500   Gap, Inc. ........................    2,644,687
            TOBACCO-3.16%
   55,000   Philip Morris Cos.,Inc. ..........    2,210,312
            Total Common Stock
              (Cost $37,870,013)..............   65,929,062

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        COMMERCIAL PAPER-5.80%:
PRINCIPAL
  AMOUNT                                             VALUE
----------                                        -----------
                                                   (NOTE 1)
$2,062,000   Household Finance Corp.,
               5.45%, due 07/01/99.....
                                                  $ 2,062,000
 2,000,000   Ford Motor Credit Co.,
               5.26%, due 07/07/99.....
                                                    2,000,000
                                                  -----------
             Total Commercial Paper
               (Cost $4,062,000).......             4,062,000
                                                  -----------
             Total Investments
               (Cost $41,932,013*).....   99.93%   69,991,062
             Other assets in excess of
               liabilities.............    0.07%       46,115
                                         ------   -----------
             Net Assets................  100.00%  $70,037,177
                                         ------   -----------

# Non-income producing security.

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1999, the net unrealized appreciation for tax purposes for all securities of $28,059,049 consists of gross unrealized appreciation of $28,538,861 and gross unrealized depreciation of $479,812.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              JUNE 30, 1999
                                                              -------------
ASSETS:
Investment in securities, at value (Cost $41,932,013).......   $69,991,062
Cash........................................................         1,162
Dividends and interest receivable...........................        83,788
Receivable for fund shares sold.............................        17,985
Prepaid expenses............................................        29,770
                                                               -----------
  Total assets..............................................    70,123,767
LIABILITIES:
Accrued expenses payable....................................        84,814
Payable for fund shares redeemed............................         1,776
                                                               -----------
  Total liabilities.........................................        86,590
                                                               -----------
NET ASSETS, applicable to 3,101,845 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........   $70,037,177
                                                               ===========
NET ASSETS:
Par value of capital shares.................................   $     3,102
Additional paid in capital..................................    39,767,625
Net unrealized appreciation on investments..................    28,059,049
Undistributed net realized gains............................     2,204,148
Undistributed net investment income.........................         3,253
                                                               -----------
NET ASSETS..................................................   $70,037,177
                                                               ===========
NET ASSET VALUE, offering and redemption price
  per share ($70,037,177 / 3,101,845 shares)................   $     22.58
                                                               ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED
                                                                   JUNE 30, 1999
                                                              ------------------------
INVESTMENT INCOME:
  Dividends.................................................  $353,511
  Interest..................................................    71,798      $  425,309
                                                              --------
EXPENSES:
  Investment advisory fee...................................   250,718
  Administration fees.......................................    40,200
  Directors' fees and expenses..............................    25,789
  Transfer agent............................................    23,513
  Legal.....................................................    22,034
  Printing..................................................    18,581
  Insurance.................................................    14,516
  Audit.....................................................    12,763
  Custody...................................................    10,517
  Registration..............................................     7,483
  Miscellaneous.............................................     4,963         431,077
                                                              --------
  Fee waivers...............................................                    (9,021)
                                                                            ----------
  Net expenses..............................................                   422,056
                                                                            ----------
     Net investment income..................................                     3,253
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................                 2,204,148
Net change in unrealized appreciation.......................                 1,176,194
                                                                            ----------
Net realized and unrealized gain on investments.............                 3,380,342
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $3,383,595
                                                                            ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 1999     DECEMBER 31,
                                                                (UNAUDITED)          1998
                                                              ----------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $     3,253      $    13,653
  Net realized gain on investments..........................      2,204,148        5,141,955
  Net change in unrealized appreciation on investments......      1,176,194       10,527,553
                                                                -----------      -----------
Net increase in net assets resulting from operations........      3,383,595       15,683,161
Distributions to shareholders:
  From net investment income................................              0          (13,653)
  In excess of net investment income........................              0           (5,934)
  From net realized gain on investments.....................              0       (5,142,223)
                                                                -----------      -----------
Total distributions to shareholders.........................              0       (5,161,810)
Net increase from capital share transactions (See Note 3)...        830,008        6,034,747
                                                                -----------      -----------
Total increase in net assets................................      4,213,603       16,556,098
NET ASSETS:
  Beginning of period.......................................     65,823,574       49,267,476
                                                                -----------      -----------
  End of period (including undistributed net investment
     income of $3,253 at June 30, 1999).....................    $70,037,177      $65,823,574
                                                                ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Period

                                    SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                     JUNE 30, 1999      ---------------------------------------------------
                                      (UNAUDITED)        1998       1997       1996       1995       1994
                                    ----------------     ----       ----       ----       ----       ----
NET ASSET VALUE, beginning of
  period...........................       $21.49         $17.73     $14.60     $13.63     $13.39     $16.79
INCOME FROM OPERATIONS:
  Net investment income............         0.00           0.01       0.07       0.11       0.08       0.16
  Net realized and unrealized gain
    (loss) on investments..........         1.09           5.55       4.10       2.76       3.17      (0.44)
                                         -------        -------    -------    -------    -------    -------
    Total from investment
      operations...................         1.09           5.56       4.17       2.87       3.25      (0.28)
DISTRIBUTIONS:
  From net investment income.......         0.00          (0.01)     (0.07)     (0.14)     (0.08)     (0.18)
  From net realized gains on
    investments....................         0.00          (1.79)     (0.97)     (1.76)     (2.93)     (2.94)
                                         -------        -------    -------    -------    -------    -------
    Total distributions............         0.00          (1.80)     (1.04)     (1.90)     (3.01)     (3.12)
                                         -------        -------    -------    -------    -------    -------
NET ASSET VALUE, end of period.....       $22.58         $21.49     $17.73     $14.60     $13.63     $13.39
                                         =======        =======    =======    =======    =======    =======
Total return.......................        5.07%         31.45%     28.88%     21.16%     24.97%     (1.70%)
Ratio of expenses to average net
  assets...........................        1.26%(1)(2)    1.32%(1)   1.41%(1)   1.41%(1)   1.69%(1)   1.28%(1)
Ratio of net investment income to
  average net assets...............        0.01%(2)       0.02%      0.43%      0.71%      0.57%      0.97%
Portfolio turnover rate............           7%            32%        23%        45%        68%        62%
Average commission rate per
  share(3).........................      $0.0395        $0.0448    $0.0475    $0.0443         --         --
NET ASSETS, end of period
  (000's)..........................      $70,037        $65,824    $49,267    $37,358    $32,509    $35,022

--------------------------------------------------------------------------------

(1) Without fee waivers for the M.S.B. Fund, Inc. for the six months ended June 30, 1999 and the years ended December 31, 1998, 1997, 1996, 1995, and 1994, the ratios of expenses to average net assets would have been 1.29% 1.39%, 1.55%, 1.61%, 1.86%, and 1.39%, respectively.

(2) Annualized.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

The M.S.B. Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The current investment objective of the Fund is to achieve long-term growth of capital for its shareholders. Prior to May 1, 1999, the investment objective of the Fund was to achieve capital appreciation for its shareholders, with a secondary objective of income.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm Eastern Time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six month period ended June 30, 1999.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. The Distributor receives no compensation for its distribution services.

As compensation for its administrative services, the Fund paid PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 17% of its administrative fee for the six month period ended June 30, 1999. The waiver amounted to $6,771.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

As compensation for its services as transfer agent, the Fund paid PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its transfer agent fee for the six month period ended June 30, 1999. The waiver amounted to $2,250.

As compensation for its custodial services, the Fund paid PFPC Trust Co. a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

The Fund has appointed BISYS Fund Services Ohio, Inc. ("BISYS") and The Bank of New York ("BONY") to provide administration, fund accounting, transfer agency and custodian services to the Fund. These services will replace the services previously provided to the Fund by PFPC Inc. and PFPC Trust Company.

Effective August 1, 1999, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, became the Fund's administrator and accounting agent pursuant to an Administration Agreement and a Fund Accounting Agreement, each dated August 1, 1999. Pursuant to these agreements, BISYS will perform various administrative services for the Fund, including (i) maintenance of books and records, (ii) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and (iii) computation of the Fund's net asset value for purposes of sales and redemptions of shares. Effective August 9, 1999, BISYS also will become the Fund's transfer agent.

Effective July 30, 1999, BONY, One Wall Street, New York, NY 10286, became the custodian of the Fund's securities and other investments and replaced PFPC Trust Company in that capacity.

The fees payable to BISYS and BONY are substantially the same as the fees that were payable under the Fund's prior agreements with PFPC and PFPC Trust Company.

NOTE 3--CAPITAL STOCK

At June 30, 1999, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six month period ended June 30, 1999 and the year ended December 31, 1998, respectively, were as follows:

                                                                SHARES           AMOUNT
                                                                 (000)           ($000)
                                                              -----------   -----------------
                                                              1999   1998    1999      1998
                                                              ----   ----    ----      ----
Shares sold.................................................   183    280   $ 3,971   $ 5,638
Shares issued in reinvestment of dividends..................     0    195         0     4,169
                                                              ----   ----   -------   -------
                                                               183    475     3,971     9,807
Shares redeemed.............................................  (144)  (191)   (3,141)   (3,772)
                                                              ----   ----   -------   -------
Net increase................................................    39    284   $   830   $ 6,035
                                                              ====   ====   =======   =======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six month period ended June 30, 1999, were $4,238,142 and $5,237,547, respectively.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

NOTE 5--SHAREHOLDER VOTING RESULTS

The Annual Meeting of Stockholders of the M.S.B. Fund, Inc. was held on April 22, 1999, at which the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of four directors to serve a term of office of three years each.

                                                              EXPIRATION
                                                               OF TERM        FOR
                                                              ----------      ---
Timothy A. Dempsey..........................................     2002      1,886,553
Harry P. Doherty............................................     2002      1,893,225
Joseph R. Ficalora..........................................     2002      1,892,483
Michael J. Gagliardi........................................     2002      1,893,414

In addition, Messrs. Malcolm J. Delaney, David Freer, Jr., David F. Holland, William A. McKenna, Jr., Norman W. Sinclair, and Ian D. Smith continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1999. The results of voting for the proposal were 1,868,654 for, 8,204 against, and 17,125 abstaining.

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

Norman W. Sinclair
Second Vice President
Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Steve Pierce
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.
Norman W. Sinclair
Ian D. Smith

                                     M.S.B.
                                   FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

                                     M.S.B.
                                   FUND, INC.
                               SEMI-ANNUAL REPORT
                                 June 30, 1999